UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

Starwood Credit Real Estate Income Trust

(Exact name of registrant as specified in its charter)

Maryland	000-56577	93-6487687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue

Miami Beach, Florida 33139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 695-5500

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2023, Starwood Credit Real Estate Income Trust (the “Trust”) and Starwood Credit Advisors, L.L.C. (the “Advisor”) entered into that certain Advisory Agreement (the “Agreement”) pursuant to which the Advisor provides certain advisory services to the Trust. Under the terms of the Agreement, the Advisor agreed to waive its management fee for the first three months following the Effective Date (as defined therein) and agreed to advance all of the Trust’s organization and offering expenses (“O&O Expenses”) and certain of the Trust’s operating expenses (“Operating Expenses”), in each case, through the first anniversary of the Effective Date. Pursuant to the Agreement, the Trust agreed to reimburse the Advisor for such advanced O&O Expenses and Operating Expenses ratably over the 60-month period beginning after the first anniversary of the Effective Date.

On October 16, 2024, the parties entered into Amendment No. 1 to the Advisory Agreement (the “Amendment”), which amends the provisions of the Agreement related to the waiver of the management fee and reimbursement by the Trust to the Advisor of the advanced O&O Expenses and Operating Expenses. Pursuant to the Amendment, the Advisor agreed (i) to an additional waiver of its management fee beginning on January 1, 2025 and continuing until the earlier of (x) July 1, 2026 and (y) six months following the month in which the Trust’s cumulative gross proceeds generated from sales of Class T Common Shares, Class S Common Shares, Class D Common Shares and Class I Common Shares (excluding proceeds from (i) the distribution reinvestment plan and (ii) from Strategic Investors (as defined therein)) exceeds $300,000,000 (measured from and including January 1, 2025 subscriptions) and (ii) to be reimbursed by the Trust for the advanced O&O Expenses and Operating Expenses in 60 equal monthly installments commencing on January 1, 2026.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Advisory Agreement, dated October 16, 2024, by and between Starwood Credit Real Estate Income Trust and Starwood Credit Advisors, L.L.C.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD CREDIT REAL ESTATE INCOME TRUST
Date: October 18, 2024

	By:	/s/ Dennis G. Schuh
	Name:	Dennis G. Schuh
	Title:	Chief Executive Officer and President